UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 12, 2007

Veridien Corporation

(Exact Name of Registrant as Specified in its charter)
Delaware

(State or Other Jurisdiction of Incorporation or Organization)

000-25555	59-3020382

(Commission File Number)	(IRS Employer Identification No.)

7600 Bryan Dairy Rd, Ste. F, Largo, Florida	33777-1433

(Address of principal executive offices)	(Zip Code)
(727) 576-1600

(Registrant’s telephone number, including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESS RELEASE ISSUED JANUARY 12,2007

ITEM 2.02 Results of Operations and Financial Condition
On January 12, 2007 the Registrant issued a news release announcing that during the Fourth Quarter 2006 Veridien had sales in excess of $ 930,000, thereby achieving its best sales quarter in its corporate history. These sales are in excess of published fourth quarter 2006 projections of $ 850,000 (as announced in November 2006) and at a level that is 220% over fourth quarter 2005 sales of $420,876.
The information in this Current Report on Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as will be expressly set forth by specific reference in such a filing.
ITEM 9.01 Financial Statements and Exhibits
     (c) Exhibit 99.1       Press Release issued by the Registrant January 12, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIDIEN CORPORATION

Dated: January 16, 2007	By:	/s/ Sheldon C. Fenton

Sheldon C. Fenton President & Chief Executive Officer

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